UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 16, 2023

Date of Report (Date of earliest event reported)

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 729-3339

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share	N/A	The New York Stock Exchange *
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	The New York Stock Exchange

Indicate by check mark

*

Not for trading, but only in connection with the listing of the American depositary shares on the New York Stock Exchange. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On February 16, 2023, Ambrx Biopharma Inc. (the “Company”) announced encouraging initial data from its ongoing Phase 1 trial (“APEX-01”) investigating ARX517, the Company’s proprietary anti-prostate-specific membrane antigen (“PSMA”) antibody drug conjugate (“ADC”), in prostate cancer patients. APEX-01 is a Phase 1, first-in-human, open label dose escalation and dose expansion trial enrolling patients with advanced prostate cancer whose tumors have progressed on at least two prior Food and Drug Administration (“FDA”)-approved treatments. APEX-01 is the only ongoing clinical trial in the United States targeting PSMA with an ADC. APEX-01 opened for enrollment July 2021 and this is the first data being reported in the study.

In the Phase 1 dose-escalation portion of the study, ascending dose levels of ARX517 is administered as a single agent every 3 weeks. The primary endpoints are safety, tolerability and pharmacokinetics. The key secondary endpoint is objective decline of prostate-specific antigen (“PSA”) from baseline and/or tumor shrinkage. PSA is a protein produced by the prostate gland and is commonly used as a biomarker to diagnose and follow prostate cancer. A ≥ 50% reduction in PSA levels from baseline is considered clinically relevant and has been shown to correlate with improved overall survival in prostate cancer.

To date, 22 prostate cancer patients have been dosed across seven dose level Cohorts starting from 0.32 mg/kg to 2.4 mg/kg. A minimum of three patients were enrolled at each Cohort. The dose limiting toxicity (“DLT”) period is 21 days.

•

Of 22 patients evaluable for safety, no drug-related severe adverse events (“SAE”) or grade ≥3 treatment-related adverse events (“AE”) have been observed. ARX517 was well-tolerated with grade 1 or 2 treatment-related adverse events being reported. The maximum tolerated dose (“MTD”) has not yet been reached.

•	PSA reductions of > 30% have been observed in Cohorts 2-5, beginning at the second to lowest dose, 0.64 mg/kg.

•

In Cohort 6 (2.0 mg/kg dose), three of three (100%) patients experienced a greater than 50% reduction in PSA levels. Two of three patients experienced a greater than 90% reduction of PSA levels. One of three patients had soft tissue measurable disease and experienced a RECIST v1.1 partial response at the first on-treatment scan.

•	Three patients have been dosed in Cohort 7 with no DLTs.

The Safety Monitoring Committee (“SMC”) meeting to discuss the next dose Cohort is scheduled for the end of February 2023. Not all patients have undergone or completed tumor assessments and the data are not yet final.

The Company plans to report further information regarding ARX517 and the APEX-01 study at its upcoming Analyst and Investor Day scheduled for February 24, 2023. Additional data are planned for presentation at an upcoming medical meeting.

ARX517 is an ADC composed of a fully humanized anti-PSMA monoclonal antibody (“mAb”) linked to AS269, a proprietary potent microtubule inhibitor. ARX517 targets the PSMA. PSMA is highly expressed (>89%) in Metastatic castration-resistant prostate cancer (“mCRPC”) and has been shown to be a validated therapeutic target.

Upon binding to PSMA on the surface of cancer cells, ARX517 is internalized and pAF-AS269, its cancer cell killing payload, is released following lysosomal metabolism. ARX517’s site-specific linkage, stable conjugation chemistry, and non-cleavable linker exhibit a homogenous drug-antibody-ratio, mAb-like biophysical properties and exceptional stability. Therefore, the Company believes ARX517 can promote highly specific tumor cell killing with minimal off-target toxicity.

ARX517 has the potential to be a first- and best-in-class anti-PSMA ADC addressing the high unmet medical need in mCRPC.

The Company issued a press release, dated February 16, 2023 related to the foregoing data, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and such information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the words “believe,” “intend,” “plan,” “potential,” and similar expressions, and include, without limitation, express or implied statements regarding the Company’s beliefs and expectations regarding the potential benefits of ARX517, clinical development and strategic plans for ARX517 and the timing of trial and data updates and milestones related to ARX517. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the continuing impact of the COVID-19 pandemic and other public health-related risks and events on the Company’s business, operations, strategy, goals and anticipated milestones; the Company’s ability to execute on its strategy including with respect to the timing of its R&D efforts, initiation of clinical trials and other anticipated milestones; risks associated with development of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; the Company’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 20-F filed with the SEC on April 26, 2022, and elsewhere in the Company’s filings and reports with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Company’s Registration Statement Form F-3 (Registration No. 333-266404).

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit Description

99.1	Press Release of the Company, dated February 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023	AMBRX BIOPHARMA INC.

	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial and Operating Officer